UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington,

D.C. 20549
FORM
8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):

January 3, 2022
Vaxxinity, Inc.
(Exact name of registrant as specified in its charter)
Delaware
333-261063
86-2083865
(State or other jurisdiction (Commission (IRS Employer
of incorporation) File Number) Identification No.)

1717 Main St
,
Ste 338
Dallas
,
TX
,
75201
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number,

including area code: (
254
)
244-5739
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of
the registrant under any of the following provisions:
☐

Written communications pursuant to Rule 425

under the Securities Act (17 CFR 230.425)
☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

Act (17 CFR 240.14d-2(b))
☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class
Trading
Symbol(s)
Name of each exchange
on which registered
Class A Common Stock, par value
$0.0001 per share
VAXX
The Nasdaq

Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the
Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities

Exchange Act of 1934 (§240.12b-2
of this chapter).
Emerging growth company

☒
If an emerging growth company,

indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section
13(a) of the Exchange Act.

☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment
of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Principal Accounting Officer
On January 3, 2022, Vaxxinity,

Inc. (the “Company”) appointed Jason Pesile, MBA,
CPA,

as Senior Vice President, Finance & Accounting.

The Company also designated him as the
Company’s principal accounting officer,

effective January 3, 2022.
Jason Pesile, age 48, is a seasoned finance executive with 20 years of experience in the biopharmaceutical space and most recently served as Vice President Finance, Corporate
Controller at BeyondSpring Pharmaceuticals, a pharmaceutical research company, from 2020-
2021. Prior to that, Mr. Pesile was the Executive Director,

Finance, at Progenics
Pharmaceuticals, Inc., a pharmaceutical research company, from 2016-2020.

He has worked at
multiple biopharma companies in the past 10 years, where he led various aspects of financial operations, including accounting, financial reporting, audit and financial planning. Earlier in his career, Mr. Pesile

worked in management consulting, and as a global project manager at
Schering-Plough and Merck focused on post-merger integration. Jason graduated from the
Wharton School of the University of Pennsylvania with a B.S. degree in Finance and holds an
MBA from Columbia Business School. He is a Certified Public Accountant in the State of New
Jersey.
In connection with Mr. Pesile’s

appointment as Senior Vice President, Finance &
Accounting, the Company and Mr. Pesile have entered into an offer letter (the “Offer Letter”)
setting forth the material terms of Mr. Pesile’s

employment with the Company, which are
summarized below.
● Base Salary and Incentive Compensation . Mr. Pesile will receive a base salary of
$310,000 and will be eligible to participate in all of the Company’s compensation and benefit plans and programs. Mr. Pesile will have a target bonus of 30% of his base salary.
The bonus shall be determined in the sole discretion of the Company based in part on his performance and the overall performance of the Company during the calendar year.

● One-Time New Hire Awards . In connection with his appointment, Mr. Pesile will receive new-hire, one-time awards as follows: (i) a cash award in the amount of $80,000, which is subject to certain repayment provisions, and (ii) a stock option award with a targeted value of $201,500 on the grant date, of which 25% will vest on the first anniversary of
Mr. Pesile’s

start date and the remainder in equal quarterly installments each quarterly period thereafter.
● Indemnification . In connection with his appointment, the Company will also enter into an
Indemnification Agreement with Mr. Pesile which sets forth the terms of the Company’s contractual obligation to provide indemnification, advance expenses, provide insurance, and related provisions. The Indemnification Agreement shall be in the form previously approved by the Board.

The description above is a summary of the material terms of the Offer Letter and the
Indemnification Agreement and each is qualified in its entirety by reference to such document.
The Offer Letter will be filed as an exhibit to the Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2022 and the Form of Indemnification Agreement was filed as
Exhibit 10.1 to the Company’s Registration Statement on Form S-1/A on November 5, 2021, and
each is incorporated by reference herein.
Mr. Pesile is not a party to any transaction that would require disclosure under
Item 404(a) of Regulation S-K.
Increase in Board Size; Appointment of Director

;

Committee Changes
On January 3, 2022, the Company’s Board of Directors (“Board”) increased the size of the Board from five members to six and appointed George Hornig as a member of the Board.
The Board also designated Mr. Hornig as the Company’s

new independent director and chair of
the Board’s Audit Committee,

effective January 3, 2022.

Effective upon the appointment of Mr. Horning to the Board, the Board also appointed
Greg Blatt to serve as chair of the Board’s Compensation committee and Peter Diamandis to serve as chair of the Nominating and Governance Committee.

George Hornig, age 67, is currently the Chairman of Xometry (Nasdaq: XMTR), an AI-
driven platform for on-demand manufacturing of industrial parts. Mr. Horning joined Xometry’s
Board of Directors in 2013. Mr. Horning is also Co-Chairman (and Audit Chairman) of
Healthwell Acquisition Corp., a special purpose acquisition company (appointed in 2021),
Managing Partner and Co-Founder of The Seed Lab, an early-stage venture fund that he joined in
2019, and a director for Syntax Advisors, an investment advisor (since 2018).

From 2010-2016,
Mr. Hornig was Senior Managing Director and COO of PineBridge Investments (formerly AIG
Investment Management). Prior to joining PineBridge, Mr. Hornig spent 11 years at Credit
Suisse Asset Management as Managing Director and Global COO. From 1993-1999, Mr. Hornig
was Executive Vice President of Deutsche Bank Americas. Earlier in his career,

Mr. Horning
was Managing Director and COO of Wasserstein

Perella & Co, worked in the M&A group of
First Boston and was an Associate with the law firm of Skadden, Arps, Slate, Meagher & Flom
LLP.

During his career, Mr.

Hornig has served as a Director of Forrester Research, Unity
Mutual Life, Veridian

Group, KBL Merger Corp IV,

Office Tiger,

Daily Candy and Merchants
Preferred. Mr. Hornig received his A.B., J.D. and M.B.A. from Harvard University.
Hr. Hornig will receive customary compensation from the Company for serving as a non-
employee director and chair of the Audit Committee, in accordance with the Company’s Non-
Employee Director Compensation Policy as described in the Company’s Prospectus, filed with the U.S. Securities and Exchange Commission on November 12, 2021 and incorporated by reference herein.

The Board has determined that Mr. Hornig meets the independent standards adopted by the Board in compliance with the Nasdaq corporate governance listing standards and Item 407(a)
of Regulation S-K.

Mr. Hornig is not a party to any transaction that would require disclosure under
Item 404(a) of Regulation S-K.
Item 7.01. Regulation FD Disclosure.

The Company issued a press release on January 4, 2022 announcing the appointment of
Jason Pesile as the Company’s Senior Vice

President, Finance & Accounting and George Hornig
as a member of the Board. A copy of the press release is furnished as Exhibit 99.1 to this report.

The information in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange
Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, or the
Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits
Exhibit No.

Description
99.1

Press Release issued by Vaxxinity, Inc. on January 4, 2022.
104

Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Vaxxinity,

Inc.

By: /s/ René Paula Molina
Name: René Paula Molina
Title: General Counsel and
Secretary
Date: January 4, 2022